UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

NCR CORPORATION

(Exact name of registrant specified in its charter)

Commission File Number: 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange

Item 7.01	Regulation FD Disclosure

At the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of NCR Corporation (“NCR” or the “Company”) on April 24, 2019, the Chairman of the meeting adjourned the 2019 Annual Meeting until Thursday, May 30, 2019, at 9:00 a.m. Eastern Time, with respect to the proposal to amend and restate the charter of the Company to eliminate the supermajority provisions contemplated by the Maryland General Corporation Law and the Company’s charter and make certain conforming changes to the charter (the “Proposal”) to allow for additional voting.

The Proposal received a substantial favorable vote, but (other than the amendment to Section 6.2 of the charter that requires the affirmative vote of a majority of the voting power of shares of outstanding stock of the Company entitled to vote thereon) did not receive the vote required for approval under the Company’s charter, which, other than as described above, is the affirmative vote of holders representing eighty percent or more of the voting power of all shares of outstanding stock of the Company entitled to vote generally in the election of directors.

In order to continue to allow for additional voting, at the reconvened meeting the Chairman of the meeting again adjourned the 2019 Annual Meeting with respect to the Proposal until Tuesday, June 18, 2019, at 1:30 p.m. Eastern Time.

The 2019 Annual Meeting was a virtual meeting and will resume on June 18, 2019 in the same format. The resumed meeting can be attended using the same access information that was used initially for the 2019 Annual Meeting, the details of which are set forth in the Definitive Proxy Statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 15, 2019.

Voting has been closed on the election of directors and each of the proposals before the 2019 Annual Meeting other than the Proposal, and the results of the votes taken at the 2019 Annual Meeting on those closed matters were included in a Current Report on Form 8-K that was filed with the SEC on April 26, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

Dated: May 30, 2019	By:	/s/ James M. Bedore
James M. Bedore
Executive Vice President, General Counsel and Secretary